                                                                   EXHIBIT 10.10

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the "First Amendment") executed as of the 17th of December, 2002, by and among ATWOOD OCEANICS, INC., a Texas corporation ("Atwood"), ATWOOD DEEP SEAS, LTD., a Texas limited partnership ("Deep Seas") (Atwood and Deep Seas shall hereinafter be collectively referred to as "Borrowers", and individually, "Borrower") and BANK ONE, NA, a national banking association ("Bank One"), and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Agreement) or which may from time to time become a party hereto pursuant to the provisions of
Section 27 of the Credit Agreement or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and Bank One, as Administrative and Documentation Agent (the "Agent") and NORDEA, as Documentation Agent and Credit Lyonnais, New York Branch, and Fortis Capital Corp., as Syndication Agents.

                                   WITNESSETH:

         WHEREAS, as of February 20, 2002, Borrowers, the Banks and the Agent entered into an Amended and Restated Credit Agreement pursuant to which the Banks made available to the Borrowers a revolving credit facility of up to $75,000,000 (the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested that the Banks agree to make certain amendments to the Credit Agreement and the Banks have agreed to do so on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:

         1. Unless otherwise defined herein all defined terms used herein shall have the same meaning as ascribed to such terms in the Credit Agreement.

         2. Section 1 of the Credit Agreement is hereby amended in the following respects:

                  (a) By deletion of the definition of "Base Rate Margin" and substitution of the following in lieu thereof:

                           "Base Rate Margin shall mean:

                                    (i) two percent (2%) per annum whenever
                           Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 4.0 to 1.0; or

                                    (ii) one and one-half percent (1.50%) per
                           annum whenever Atwood's ratio of Consolidated Funded Debt to

                           Consolidated EBITDA is less than 4.0 to 1.0 but equal to or greater than 3.25 to 1.0; or

                                    (iii) one percent (1%) per annum whenever
                           Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 3.25 to 1.0 but equal to or greater than 2.75 to 1.0; or

                                    (iv) three-fourths of one percent (.75%) per
                           annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 2.75 to 1.0 but equal to or greater than 2.25 to 1.0; or

                                    (v) one-half of one percent (.50%) per annum
                           whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 2.25 to 1.0 but equal to or greater than 1.75 to 1.0; or

                                    (vi) one-quarter of one percent (.25%) per
                           annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 1.75 to 1.0.

                  The Base Rate Margin shall be calculated by Agent quarterly upon the earlier of (i) receipt by Agent of Borrowers' Certificates of Compliance required pursuant to Section 11(b) hereof or (ii) the occurrence of any Event of Default. The Base Rate Margin shall be two percent (2%) per annum as of the First Amendment Effective Date and shall remain at such rate until receipt by the Agent of the next quarterly Certificate of Compliance.

                  (b) By deletion of the definition of "LIBOR Margin" and substitution of the following in lieu thereof:

                           "LIBOR Margin" shall be:

                                    (i) three and one-half percent (3.50%) per
                           annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or greater than 4.0 to 1.0; or

                                    (ii) three percent (3%) per annum whenever
                           Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 4.0 to 1.0 but equal to or greater than 3.25 to 1.0; or

                                    (iii) two and one-half percent (2.5%) per
                           annum whenever Atwood's ratio of Consolidated Funded Debt to

                           Consolidated EBITDA is less than 3.25 to 1.0 but equal to or greater than 2.75 to 1.0; or

                                    (iv) two and one-quarter percent (2.25%) per
                           annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 2.75 to 1.0 but equal to or greater than 2.25 to 1.0; or

                                    (v) two percent (2%) per annum whenever
                           Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 2.25 to 1.0 but equal to or greater than 1.75 to 1.0; or

                                    (vi) one and three-quarters percent (1.75%)
                           per annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is less than 1.75 to 1.0.

                  The LIBOR Margin shall be calculated by Agent quarterly upon the earlier of (i) receipt by Agent of Borrowers' Certificate of Compliance required pursuant to Section 11(b) hereof or
                  (ii) the occurrence of any Event of Default. The LIBOR Margin shall be three and one-half percent (3.50%) per annum as of the First Amendment Effective Date and shall remain at such rate until receipt by the Agent of the next quarterly Certificate of Compliance.

                  (c) By the deletion of the definition of "Unused Commitment Fee Rate" and substitution of the following in lieu thereof:

                           "Unused Commitment Fee Rate" shall be:

                                    (i) one-half of one percent (.50%) per annum
                           whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is greater than 3.25 to 1.0; or

                                    (ii) three-eighths of one percent (.375%)
                           per annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or less than 3.25 to 1.0.

                  The Unused Commitment Fee shall be calculated by Agent quarterly upon the earlier of (i) receipt by Agent of Borrowers' Certificate of Compliance provided pursuant to
                  Section 11(b) hereof or (ii) the occurrence of any Event of Default. The Unused Commitment Fee shall be one-half of one percent (.50%) per annum as of the First Amendment Effective Date and shall remain at such rate until receipt by the Agent of the next quarterly Certificate of Compliance.

         3. Section 6 of the Credit Agreement is hereby amended in the following respects:

                  (a) By the deletion of any and all references in Section 6 to "Guarantors".

                  (b) By the deletion of the last unnumbered paragraph thereof and substituting the following in lieu thereof:

                           "In addition to the foregoing, Borrowers shall also
                  grant to the Banks a pledge on all of their accounts receivable, contracts, rights, intangibles, inventory and other assets. In addition, Borrowers shall also grant to Banks a negative pledge on all of their assets which are not directly mortgaged or pledged to the Banks (limited, in the case of the voting stock of foreign subsidiaries, to 66% of such stock."

         4. Section 11 of the Credit Agreement is hereby amended in the following respects:

                  (a) Subsection 11(a)(v) of the Credit Agreement is hereby deleted and the following inserted in lieu thereof:

                           "(v) Fleet Employment Report. As soon as available,
                  and in any event within twenty-one (21) days after the end of each month, the monthly fleet employment report of Borrowers setting forth the location, charter, term, and rate for all offshore drilling rigs owned or managed by Borrowers or their Subsidiaries as of the date of such report, such reports to be in form and substance satisfactory to Agent; and"

                  (b) Subsection 11(e) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                           "(e) Annual Appraisals. Provide with each Certificate
                  of Compliance required to be furnished for the fiscal quarter ended each June 30th pursuant to Section 11(b) hereof, an annual desktop appraisal of the Rigs prepared by an independent appraisal firm or offshore drilling brokerage firm chosen by the Agent and reasonably acceptable to the Borrowers."

                  (c) Subsection 11(q) of the Credit Agreement is amended by the addition of the following new sentence at the end thereof:

                           "In addition to the foregoing, the Borrowers hereby
                  agree at the request of Agent based upon Agent's review of the then current financial condition and contract status of Atwood and its Subsidiaries, to mortgage or cause to be mortgaged, the ATWOOD BEACON to the Banks within thirty (30) days after receipt of delivery of the said ATWOOD BEACON by Borrowers or any of their Subsidiaries from the shipyard."

         5. Section 12 of the Credit Agreement is hereby amended in the following respects:

                  (a) Subsection 12(c) of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                           "(c) Funded Debt to EBITDA. The Borrowers will not
                  allow their ratio of (i) Consolidated Funded Debt to (ii) Consolidated EBITDA to be greater than (A) 5.0 to 1.0 as of the end of any fiscal quarter from December 31, 2002, (B) 4.75 to 1.0 as of March 31, 2003, (C) 4.25 to 1.0 as of June 30,
                  2003, and (D) 2.75 to 1.0 as of September 30, 2003 and as of the end of each fiscal quarter thereafter."

                  (b) Subsection 12(i) of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                           "(i) Dividends. Borrowers will not declare or pay any
                  cash dividend, purchase, redeem or otherwise acquire for value any of their stock now or hereafter outstanding, return any capital to its stockholders, or make any distribution of their assets to their stockholders as such, except the foregoing shall not apply to dividends from any Subsidiary to the Borrowers or from Deep Seas to Atwood or to the redemption of rights to purchase Atwood's Series A Junior Participating Preferred Stock, no par value, at $0.01 per right pursuant to the terms of the Atwood Oceanics, Inc. Rights Agreement dated October 18, 2002."

                  (c) Subsection 12(o) of the Credit Agreement is hereby amended by the addition of the new sentence at the end thereof:

                           "Notwithstanding anything herein to the contrary,
                  upon ten (10) days prior written notice to Agent, Atwood may amend its Restated Articles of Incorporation (as amended from time to time) or take similar action to establish a series of shares or may designate the rights and preferences of an existing series of shares."

         6. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the representations, warranties and affirmative and negative covenants of the Borrowers contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrowers hereby restate and reaffirm each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants (except to the extent that such representations and warranties related solely to an earlier date). Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrowers and the Banks.

         7. This First Amendment shall be effective as of the date first above written, but only upon the satisfaction of the conditions precedent set forth in Paragraph 8 hereof (the "First Amendment Effective Date").

         8. The obligations of Banks under this First Amendment shall be subject to the following conditions precedent:

                  (a) Execution and Delivery. The Borrowers shall have executed and delivered this First Amendment, and such additional Security Instruments required by the Banks, and other required documents, all in form and substance satisfactory to the Agent;

                  (b) Legal Opinions. The Agent shall have received from Borrowers' U.S. legal counsel a favorable legal opinion in form and substance satisfactory to the Agent;

                  (c) Corporate Resolutions. The Agent shall have received appropriate certified corporate resolutions of Atwood and the general partner of Deep Seas;

                  (d) Good Standing. The Agent shall have received evidence of existence and good standing for each Borrower and each Material Subsidiary;

                  (e) Articles of Incorporation and Bylaws. The Agent shall have received copies of any amendments to the Articles of Incorporation of Atwood and each Material Subsidiary made since February 20, 2002, certified by the Secretary of State of the State of its incorporation, and copies of any amendment to the bylaws of Atwood and each Material Subsidiary made since February 20, 2002 certified by Atwood and each Material Subsidiary as being true, correct and complete;

                  (f) Incumbency. The Agent shall have received a signed certificate of each Borrower (in the case of Deep Seas, of its general partner), certifying the names of the officers or other representatives of each Borrower authorized to sign loan documents on behalf of such Borrower, together with the true signatures of each such officer. The Agent may conclusively rely on such certificate until the Agent receives a further certificate of either Borrower canceling or amending the prior certificate and submitting signatures of the officers or other representatives, named in such further certificate;

                  (g) Partnership Agreement. The Agent shall have received a copy of any amendment to the Partnership Agreement of Deep Seas made since February 20, 2002 certified by the general partner of Deep Seas as being a true, correct and complete copy thereof;

                  (h) Confirmation of Class. The Agent shall have received satisfactory confirmation of class certificate for the Rigs from the American Bureau of Shipping dated within thirty (30) days of the Effective Date showing the Rigs to be classified as Maltese Cross A1 Column Self Elevating Drilling Units dated within thirty (30) days of the Effective Date;

                  (i) Payment of Fees. The Agent shall have received payment in full of all fees due at the Effective Date;

                  (j) Insurance. Agent shall have received copies of all of Borrowers' insurance on the Rigs, including but not limited to hull and machinery insurance, protection and indemnity insurance and pollution insurance, all in form and substance satisfactory to the Agent and its insurance consultant;

                  (k) Representations and Warranties. The representations and warranties of the Borrowers under this First Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

                  (l) No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.

                  (m) Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent;

                  (n) Legal Matters. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of Borrowers.

         9. Borrowers hereby represent and warrant that all factual information heretofore and contemporaneously furnished by or on behalf of Borrowers to Agent for purposes of or in connection with this First Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being materially misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrowers made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this First Amendment or any investigation by Banks.

         10. The Borrowers agree to indemnify and hold harmless the Banks and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Bank, including all local counsel hired by such counsel) ("Claim") incurred by the Banks in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrowers or their agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrowers to the Banks hereunder or at common law or otherwise, and shall survive any termination of this First Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrowers to the Banks hereunder and under the Notes, provided that the Borrowers shall have no obligation under this section to the Banks with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Banks. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrowers of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrowers' expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrowers may at their own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON ANY INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM.

         11. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         12. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

                                       BORROWERS:
                                       ---------

                                       ATWOOD OCEANICS, INC.,
                                       a Texas corporation

                                       By:  /s/James M. Holland
                                           ---------------------------
                                           James M. Holland
                                           Senior Vice President

                                       ATWOOD DEEP SEAS, LTD.,
                                       a Texas limited partnership

                                       By:  Atwood Hunter Co.,
                                           ----------------------------
                                           its general partner

                                           By:  /s/James M. Holland
                                               ------------------------
                                               James M. Holland
                                               Vice President

                                       BANKS:

                                       BANK ONE, NA, a national
                                       banking association (Main
                                       Office Chicago) as a Bank
                                       and as Administrative Agent



                                       By:  /s/Kenneth J. Fatur
                                           -----------------------------
                                           Kenneth J. Fatur
                                           Director, Capital Markets

                                       CREDIT LYONNAIS, NEW YORK BRANCH
                                       as a Bank and as Syndication Agent



                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                                       FORTIS CAPITAL CORP.
                                       as a Bank and as Syndication Agent


                                       By:     /s/Suein Engh
                                              ---------------------
                                       Name:   Suein Engh
                                              ---------------------
                                       Title:  Managing Director
                                              ---------------------


                                       By:     /s/Chr. Tobias Backer
                                              -------------------------
                                       Name:   Chr. Tobias Backer
                                              -------------------------
                                       Title:  Vice President
                                              -------------------------

                                       NORDEA, ACTING THROUGH NORDEA BANK
                                       FINLAND PLC, NEW YORK BRANCH, as a Bank
                                       and as Documentation Agent


                                       By:     /s/Anne Engen
                                              -------------------------
                                       Name:   Anne Engen
                                              -------------------------
                                       Title:  Vice President
                                              -------------------------


                                       By:     /s/Ronny Bjornadal
                                              -------------------------
                                       Name:   Ronny Bjornadal
                                              -------------------------
                                       Title:  Vice President
                                              -------------------------

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                       CREDIT AGRICOLE INDOSUEZ


                                       By:     /s/Isabello Billecocq
                                              ---------------------------
                                       Name:   Isabello Billecocq
                                              ---------------------------
                                       Title:  Assistant Vice President
                                              ---------------------------


                                       By:     /s/Maryvonne Dourver
                                              ---------------------------
                                       Name:   Maryvonne Dourver
                                              ---------------------------
                                       Title:  Vice President
                                              ---------------------------

                             NATEXIS BANQUES POPULAIRES


                             By:     /s/Timothy L. Polvado
                                    -------------------------------------
                             Name:   Timothy L. Polvado
                                    -------------------------------------
                             Title:  Vice President and General Manager
                                    -------------------------------------


                             By:     /s/Renaud J. d'Herbes
                                    -------------------------------------
                             Name:   Renaud J. d'Herbes
                                    -------------------------------------
                             Title:  Senior Vice President and Regional
                                    -------------------------------------
                                     Manager
                                    -------------------------------------

                                       MIZUHO CORPORATE BANK


                                       By:     /s/Hirofumi Susano
                                              ---------------------------
                                       Name:   Hirofumi Susano
                                              ---------------------------
                                       Title:  Senior Vice President
                                              ---------------------------

                                       WHITNEY NATIONAL BANK


                                       By:     /s/Harry C. Stahel
                                              ---------------------------
                                       Name:   Harry C. Stahel
                                              ---------------------------
                                       Title:  Senior Vice President
                                              ---------------------------